SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 1, 2001


                                CONCORD EFS, INC.
               (Exact Name of Registrant as Specified in Charter)



                          Delaware 000-13848 04-2462252
       (State or Other Jurisdiction (Commission File Number) (IRS Employer
                      of Incorporation) Identification No.)


          2525 Horizon Lake Drive, Suite 120, Memphis, Tennessee 38133
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (901) 371-8000



                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

     Concord EFS, Inc., a Delaware corporation (the "Company"), completed its acquisition of all of the outstanding common stock of Star Systems, Inc., a Delaware corporation ("Star"), on February 1, 2001. The acquisition was accomplished through the merger of Orion Acquisition Corp., a wholly owned subsidiary of the Company, with and into Star, with Star surviving as a wholly owned subsidiary of the Company. Star operates and will continue to operate a PIN-secured debit network.

     The merger of Orion Acquisition Corp. and Star was accounted for as a pooling of interests for accounting purposes and is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended. The consideration for the acquisition consisted of the issuance by the Company of unregistered shares of its common stock, par value $0.33 1/3 per share (the "Company Common Stock").

             Immediately prior to the effective time of the merger:

     o 5,160,338 shares of Star's common stock, par value $.01 per share (the "Star Common Stock"), were issued and outstanding and held by 49 stockholders. Star's stockholders consisted of banking institutions which were members of the Star network, or affiliates thereof. Each share of Star Common Stock issued and outstanding immediately prior to the effective time of the merger was converted into the right to receive 4.6452 shares of Company Common Stock.

     o options to acquire 167,703 shares of Star Common stock granted under the Star Systems, Inc. 2000 Equity Incentive Plan, as amended, were outstanding. These options were converted into options to purchase Company Common Stock, with the number of shares subject to each option and the exercise price adjusted by the 4.6452 exchange ratio.

     The exchange ratio was determined based upon arm's length negotiations between the Company and Star.

     In connection with the execution of the Merger Agreement, shareholders of Star owning in the aggregate more than a majority of the outstanding common stock of Star entered into separate voting agreements with the Company to approve the merger.

     Pursuant to the Merger Agreement, Star's President and Chief Executive Officer, Ronald V. Congemi, was elected to the Board of Directors of the Company. In connection with the closing of the merger, Mr. Congemi was granted options to purchase 200,000 shares of Company Common Stock and E. Miles Kilburn, Star's Executive Vice President and Chief Financial Officer, was granted options to purchase 100,000 shares of Company Common Stock, in each case pursuant to the terms of the Company's 1993 Incentive Stock Option Plan, as amended.

     In connection with the consummation of the merger, on February 1, 2001 the Company issued a press release.

     Copies of the Merger Agreement, the form of Stockholder Agreement and the press release issued by the Company on February 1, 2001 are filed as exhibits hereto and are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     This Form 8-K/A is being submitted to file the audited financial statements of Star Systems, Inc. and to report and file the supplemental financial statements of Concord EFS, Inc. giving retroactive effect to the merger of the Company and Star on February 1, 2001, which has been accounted for as a pooling of interests.

(a) Financial Statements of Business Acquired. The Star Systems, Inc. and Subsidiaries Consolidated Financial Statements as of and for the year ended December 31, 2000 and Independent Auditors' Report, attached hereto as
     Exhibit 99.2, is incorporated herein by reference.

(b) Pro Forma Financial Information. The supplemental audited consolidated financial statements and supplementary data as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, attached hereto as Exhibit 99.3, is incorporated herein by reference.

(c)  Exhibits: The following exhibits are filed with this Form 8-K:

No.  Description of Exhibits

2.1* Agreement and Plan of Merger, dated as of October 6, 2000, by and among the Company, Orion Acquisition Corp. and Star

10.1*Form of Stockholder Agreement (incorporated by reference from Exhibit A to the Merger Agreement attached hereto as Exhibit 2.1)

23.1 Consent of Ernst & Young LLP

23.2 Consent of Deloitte & Touche LLP

23.3 Consent of PricewaterhouseCoopers LLP

23.4 Consent of Arthur Andersen LLP

99.1*Press Release issued by the Company on February 1, 2001.

99.2 Financial  Statements  of  Business  Acquired.   Star  Systems,   Inc.  and
     Subsidiaries, Consolidated Financial Statements as of and for the year ended December 31, 2000 and Independent Auditors' Report

99.3 Supplemental Consolidated Financial Statements and Supplemental Management's Discussion and Analysis of Concord EFS, Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and Report of Independent Auditors

99.4 Opinion of Ernst & Young LLP (Concord EFS, Inc. years ended 1998,  1999 and
     2000)

99.5 Opinion of Deloitte & Touche LLP (Star  Systems,  Inc. years ended 1999 and
     2000)

99.6 Opinion of PricewaterhouseCoopers LLP (Honor Technologies,  Inc. year ended
     1998)

99.7 Opinion of Arthur Andersen LLP (Star System, Inc. year ended 1998)

*  Previously filed.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CONCORD EFS, INC.



Date:  April 16, 2001    By: /s/ Thomas J. Dowling
                         Thomas J. Dowling
                         Senior Vice President

                                  Exhibit Index

             The following is a list of the Exhibits filed herewith.

Ex
No.  Description of Exhibit

2.1* Agreement and Plan of Merger, dated as of October 6, 2000, by and among the Company, Orion Acquisition Corp. and Star

10.1*Form of Stockholder Agreement (incorporated by reference from Exhibit A to the Merger Agreement attached hereto as Exhibit 2.1)

23.1 Consent of Ernst & Young LLP

23.2 Consent of Deloitte & Touche LLP

23.3 Consent of PricewaterhouseCoopers LLP

23.4 Consent of Arthur Andersen LLP

99.1*Press Release issued by the Company on February 1, 2001

99.2 Financial  Statements  of  Business  Acquired.   Star  Systems,   Inc.  and
     Subsidiaries Consolidated Financial Statements as of and for the year ended December 31, 2000 and Independent Auditors Report

99.3 Supplemental Consolidated Financial Statements and Supplemental Management's Discussion and Analysis of Concord EFS, Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and Report of Independent Auditors

99.4 Opinion of Ernst & Young LLP (Concord EFS, Inc. years ended 1998,  1999 and
     2000)

99.5 Opinion of Deloitte & Touche LLP (Star  Systems,  Inc. years ended 1999 and
     2000)

99.6 Opinion of PricewaterhouseCoopers LLP (Honor Technologies,  Inc. year ended
     1998)

99.7 Opinion of Arthur Andersen LLP (Star System, Inc. year ended 1998)


*  Previously filed.